                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             FORM 8-K CURRENT REPORT

                   Pursuant to Regulation FD Rules 100 and 101


                               February 12, 2001
                Date of Report (Date of earliest event reported)

                       Commission File Number 000-23177


                             TRAVELOCITY.COM INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                                          75-2855109
(State or other jurisdiction of                            (IRS Employer
 incorporation or organization)                        Identification Number)


                           15100 Trinity Boulevard
                           Fort Worth, Texas 76155
             (Address of principal executive offices -- zip code)

      Registrant's telephone number, including area code: (817) 785-8000

                          4200 Buckingham Boulevard
                                   MD 1400
                           Fort Worth, Texas 76155
         (Former name or former address, if changed since last report)


Item 9. Regulation FD Disclosure

    Terrell B. Jones, the President and Chief Executive Officer of Registrant, and Ramesh Punwani, the Registrant's Chief Financial Officer and Executive Vice President, will meet with certain analysts and investors in selected cities in California the week of February 12, 2001. Each meeting will involve a presentation by Messrs. Jones and Punwani with a question and answer session to follow. The presentation is available on the "Investor Relations" page of Registrant's Web site at www.travelocity.com.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           TRAVELOCITY.COM INC.


Dated: February 12, 2001                   By: /s/ Andrew B. Steinberg
                                              --------------------------
                                                Andrew B. Steinberg
                                                Executive Vice President
                                                Administration, General
                                                Counsel and
                                                Corporate Secretary